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                                   EXHIBIT 10.20

December 16, 1996

Re:  Development and License Agreement between Pharmacia S.p.A.
     ("Pharmacia") and PDT, Inc. ("PDTI") dated July 1st, 1995, as amended July 25, 1995, September 11, 1995, March 20, 1996, July 10, 1996 and August 12,
     1996 ("License Agreement") and the Product Supply Agreement dated July 1, 1995, amended September 11, 1995 and March 20, 1996 ("Product Supply Agreement")

Pharmacia and PDTI have amended the License Agreement to include the field of Ophthalmology, and now wish to amend the Product Supply Agreement with respect to the field of Ophthalmology.

Pharmacia and PDTI agree to amend the Product Supply Agreement according to the following terms and conditions:

1. WHEREAS CLAUSE. The third WHEREAS clause on page 1 shall be deleted and replaced by:

     "WHEREAS, PDTI and Pharmacia have entered into a Development and License Agreement, dated July 1, 1995, as amended (hereinafter "License"), wherein Pharmacia acquired exclusive rights to develop, use and sell photoreactive tin ethyl etiopurpurin for treatment and diagnosis in the fields of oncology, urology, dermatology and ophthalmology; and

     WHEREAS, Pharmacia has sublicensed its license rights in the field of Ophthalmology to its affiliate, Pharmacia & Upjohn AB ("P&U AB"), whereby, in respect to such Field, such affiliate shall make all royalty and other payments, exercise all rights and perform all obligations directly to PDT; and"

2. SNET2 CONCENTRATION. Consistent with a prior amendment made to the License, the references to ***** mg of SnET2 per ***** ml of emulsion" in Sections 3.05 and 3.06 shall be changed to "***** mg of SnET2 per ***** ml of emulsion."

     3.   *****

4.   P&U AB AS SUBLICENSEE.   The following new Section 15.10 shall be added:

               15.10 SUPPLY TO P&U AB. Pharmacia intends to sublicense its rights in the field of Ophthalmology to its Affiliate, P&U AB. In respect to such field, the parties intend for such Affiliate to order all Product, make all Transfer Price and other payments, exercise all rights and perform all obligations under this Agreement directly to PDT.

*****Confidential Treatment Requested

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In all other respects, the Product Supply Agreement is hereby ratified, confirmed, and approved.


     IN WITNESS WHEREOF, the parties hereto have caused this Product Supply Agreement to be executed in duplicate by their respective officers duly authorized as of the date first above written.


PDT, INC.

By  /s/ David E. Mai
  -------------------------------
Name:  David E. Mai

Title:  President



PHARMACIA & UPJOHN S.p.A.

By  /s/ Lamberto Andreotti
  -------------------------------
Name:  Lamberto Andreotti

Title:  Managing Director



PHARMACIA & UPJOHN AB

By  /s/ Goran Petterson                      By  /s/ Mats Lidgard
  -------------------------------              -------------------------------
Name: Goran Petterson                        Name: Mats Lidgard

Title: VP Ophthalmology                      Title: VP Legal Affairs